INVESTOR PRESENTATION November 2024 The Lydian – Denver, CO

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisition and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2023. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT & LEGAL DISCLOSURE

OUR MISSION To provide a great home— for our residents, our team members, and our investors. OUR VISION To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others. 71 France – Edina, MN MISSION & VISION 3centerspacehomes.com

centerspacehomes.com 4 1. As of October 1, 2024 2. See page 11 for breakdown Differentiated Multifamily Market Exposure 13,012(1) Apartments owned and operated NYSE: CSR $2.4 Billion(2) Total capitalizationKey Indices S&P SmallCap 600 MSCI US REIT Russell 2000 RISE is Centerspace’s commitment to Results, Innovation, Service, and Engagement. It is how we monitor and measure our performance in our quest to provide a great home – for our residents, our team, and our investors. R I S E ESULTS NGAGEMENT NNOVATION ERVICE COMPANY OVERVIEW

TO EXECUTE THIS, WE FOCUS ON: CENTERSPACE is guided by the north star of increasing distributable cash flow Exceptional customer experience Diverse talent to enable a culture of engagement Enhancing efficiencies by scaling the business Managing the balance sheet to maximize financial flexibility Investing in high-quality and efficient rental communities Leveraging technology and systems Environmental, Social, Governance (ESG) CASH FLOW GROWTH FOCUS 5centerspacehomes.com

centerspacehomes.com 6 2023 -------------------2024 Guidance Range-------------------- Actual Low Mid-Point High Revenues 7.2% 3.00% 3.25% 3.50% Expenses 4.6% 2.50% 2.88% 3.25% NOI 9.0% 3.25% 3.50% 3.75% Net Income (Loss) $2.32 ($1.21) ($1.14) ($1.06) FFO $4.27 $4.50 $4.55 $4.59 Core FFO $4.78 $4.82 $4.86 $4.90 Same-Store Growth Per Share Other Key Assumptions Cascade Shores Townhomes + Flats – Rochester, MN RESULTS – 2024 FINANCIAL OUTLOOK ▪ Same-store capital expenditures of $1,100 per home to $1,150 per home ▪ Value-add expenditures of $23.0 million to $25.0 million Note: Reconciliations of the above can be found in the appendix of this presentation

centerspacehomes.com RESULTS – FAVORABLE GROWTH PROFILE 7Note: Data is based on midpoint of guidance ranges provided by noted peers with Q3 2024 earnings. SMID Cap Apt group includes ELME, IRT, and NXRT. Non-coastal/Sunbelt group includes CPT, ELME, IRT, MAA, and NXRT. All multifamily group includes AVB, CPT, ELME, EQR, ESS, IRT, MAA, NXRT, and UDR. Source data: Company Filings 1.7% at Midpoint -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily Core FFO/sh Growth, Guidance Midpoint 3.5% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS NOI Growth, Guidance Midpoint 2.9% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Expense Growth, Guidance Midpoint 3.3% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Revenue Growth, Guidance Midpoint

centerspacehomes.com 8 Note: Data represents 2024 Same Store pool. QTD leasing spreads are through November 12, 2024 RESULTS – RENEWALS HOLDING STRONG; LEASING SPREADS RETURNING TO NORMAL SEASONAL PATTERNS Oxbo – St. Paul, MN -3.3% -0.1% 3.4% -1.1% -3.5% 3.6% 3.3% 3.5% 3.2% 3.0% 0.2% 1.4% 3.5% 1.6% 0.1% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 QTD SAME STORE LEASING UPDATE New Renewal Blended

centerspacehomes.com 9 -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% $1,420 $1,440 $1,460 $1,480 $1,500 $1,520 $1,540 $1,560 $1,580 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 QTD SAME STORE LEASING Avg Rent Occupied New % Change Renewal % Change Blended % Change Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 QTD Occupancy 94.4% 94.4% 95.1% 94.8% 95.2% Expirations 19.1% 17.9% 29.3% 34.6% 10.4% Note: Data represents 2023 Same Store pool adjusted for dispositions to allow for showing two years of data. Occupancy represents weighted average physical occupancy. Information is through November 12, 2024 RESULTS – LEASING SPREADS RETURNING TO NORMAL SEASONAL PATTERNS Centerspace has grown average rents even in volatile economic times

centerspacehomes.com 10 -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 2023 vs 2022 Year-to-Date Rental Rate Growth New Lease Rents Renewal Rents Market % of Total NOI Minneapolis, MN 33.4% Denver, CO 22.2% North Dakota 12.2% Rochester, MN 9.5% Other Mountain West 8.4% Omaha, NE 5.7% St. Cloud, MN 5.4% Fort Collins, CO 3.3% Total 100.0% Note: NOI contribution is Q3 2024 multifamily only. Components may not total 100% due to rounding. Rental rate growth is January 1–November 12, 2023, compared to January 1–November 12, 2024 Blended Rent 0.8% 1.4% 5.8% 4.2% 1.9% 1.3% 1.3% 2.0% RESULTS – NOI COMPOSITION & RENTAL RATE GROWTH Palisades Apartments – Roseville, MN 2024 vs 2023 Year-To-Date Ren al Rate Growt

centerspacehomes.com 11 Note: Capitalization figures are as of 9/30/2024, adjusted pro forma for Lydian acquisition with assumed mortgage and OP unit issuance. 1. Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Financial Measures section in the Appendix. 2. Weighted average interest rate reflects interest expense only and excludes any facility fees or other associated expenses. RESULTS – BALANCE SHEET POSITIONED FOR GROWTH Common Equity 59% Secured Debt 26% Unsecured Debt 14% Series D Preferred 1%*Share price $70.47 as of 9/30/2024 Diversified Permanent Capital Base $2.4B Pro Forma Total Capitalization $962M Total Debt $1,383M Common Equity $17M Preferred Equity % of Total Maturing 0.0% 3.1% 10.6% 5.1% 16.2% 10.6% 8.8% 20.4% 2.6% 8.2% 1.6% 12.8% Weighted Average Interest Rate (2) 0.0% 3.7% 3.6% 3.5% 4.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% 3.6% Low Maturities through 2025 Pro forma Wtd Avg Int Rate 3.6% & Wtd Avg Maturity 5.9 Years (in thousands, except percentages) 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2020 2021 2022 2023 2024 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter Pro forma $29,745 $101,809 $48,701 $65,707 $27,121 $145,985 $78,850 $123,227 $41,445 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035+ Mortgage LOC Private Placement

centerspacehomes.com 12 ▪ Acquired 35 communities for $1.6 billion through unique deal structuring which has provided a competitive advantage in transaction market ▪ Sold 66 communities for $599 million as we have reduced our exposure to less efficient communities in lower- growth markets 2017 Today (1) Communities (2) 100 71 Homes (2) 13,212 13,012 Homes per Community (2) 132 183 Average Monthly Rent $980 $1,577 % of NOI in 50 Largest MSAs 13% 56% % of NOI by Market – Today vs 2017 (1) Q3 2024 multifamily only (2) Includes The Lydian acquisition INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 Improvement since 2017 driven by disciplined capital allocation and creative deal structuring While similar in total number of homes, investment and disposition activity has resulted in a more efficient and higher quality portfolio 0% 10% 20% 30% 40% Today 2017 $972.5M $489.9M $92.9M Acquisition Structure Cash OP Unit Development

centerspacehomes.com DEMOGRAPHIC AND ECONOMIC CONSIDERATIONS MULTIFAMILY FUNDAMENTALS CONSIDERATIONS OTHER CONSIDERATIONS Population Trends Population Characteristics Labor Force Health Employment Economic Composition Rents Occupancy Market Size and Liquidity Supply and Demand General Housing Environment Focused In-market Relationships Capital Access and Deal Structure Business and Regulatory Environment Operating Platform Scale We assess our portfolio on a quarterly basis to determine relative performance and outlook of our existing communities. Disposition focus is placed on communities that recurringly screen in the bottom tier of our portfolio. Sustainability INNOVATION – APPROACH TO INVESTMENTS & DISPOSITIONS 13

centerspacehomes.com 14Regency Park – St Cloud, MN GEOGRAPHIC FOCUS (% OF UNITS) Source: S&P Capital IQ Note: As of 10/30/24. Rounding may result in each row not adding to 100% INNOVATION – GEOGRAPHIC DIFFERENTIATION PUBLIC MULTIFAMILY REIT MARKET OVERVIEW 25% 4% 5% 4% 75% 21% 6% 43% 53% 4% 100% 27% 14% 24% 7% 5% 86% 34% 71% 74% 25% 76% 92% 18% 18% 7% 21% 11% 5% 75% 3% 30% 19% 17% 95% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast

centerspacehomes.com 15 ▪ 27 CSR communities, 4,711 homes, scaled portfolio with opportunities via OP unit, mezzanine financing and development participation, and capital recycling ▪ 16th largest MSA, 3.7M population ▪ 17 Fortune 500 companies headquartered in Twin Cities ▪ Diversified economy with large presence of healthcare, medical technology, finance, food production and retail employers ▪ $95,102 median household income is 22% higher than the United States median ▪ Expectation of 209,000 job additions from 2025-2029 compares to 23,000 net deliveries over the same period MARKET HIGHLIGHTS Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis CSR Portfolio NOI % 33.4% CSR Minneapolis Portfolio Average Rent $1,544 CSR Household Average Annual Income $104,625 CSR Household Rent-to- Income Ratio 22.0% CSR Minneapolis Portfolio Occupancy % 95.2% September 2024 Median Single-Family Home Value $381,701 September 2024 Unemployment Rate 3.0% INNOVATION – COMPETITIVE ADVANTAGE IN MINNEAPOLIS CSR HIGHLIGHTS Source: FRED, Zillow, CoStar Note: CSR data as of Q3 2024. Occupancy refers to average financial occupancy. Rounding results in Location by % of NOI sub-sections not equaling 100% 12% 30% 59% Location by % of NOI Urban Core Inner Ring Outer Ring 40% 60% Asset Class by % of NOI Class A Class B

centerspacehomes.com 16 ▪ 8 CSR communities, 2,233 homes, entered Denver Q4 2017 and achieved critical mass ▪ 19th largest MSA, 3.0M population ▪ 9 Fortune 500 companies headquartered in Colorado ▪ Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers ▪ $103,055 median household income is 33% higher than the United States median ▪ Expectation of 328,000 job additions from 2025-2029 compares to 31,000 net deliveries over the same period MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor CSR Portfolio NOI % 22.2% CSR Denver Portfolio Average Rent $1,983 CSR Household Average Annual Income $110,939 CSR Household Rent-to- Income Ratio 26.6% CSR Denver Portfolio Occupancy % 95.4% September 2024 Median Single-Family Home Value $601,260 September 2024 Unemployment Rate 4.1% INNOVATION – GROWTH IN DENVER CSR HIGHLIGHTS Source: FRED, Zillow, CoStar Note: CSR data as of Q3 2024, except for owned communities and homes, which are as of October 1, 2024. Occupancy refers to average financial occupancy 38% 62% Location by % of NOI Urban Suburban 100% Asset Class by % of NOI Class A

centerspacehomes.com 17 Region % of NOI (1) Population Market Homes Median Household Income Unemployment Rate 3-Month Avg Job Growth Median Single-Family Home Value Market Vacancy YoY Market Rent Growth Trailing 12-Month Net Deliveries | % of Stock Forecasted Next 12-Month Net Deliveries | % of Stock Homes Under Construction | % of Stock CSR YTD Avg Annual Income (5) CSR YTD Rent- To-Income Ratio (5) Minneapolis, MN 33.4% 3,712,020 282,893 $95,102 3.0% -0.2% $381,701 7.4% 1.2% 11,994 | 4.2% 5,354 | 1.9% 7,874 | 2.8% $104,625 22.0% Denver, CO 22.2% 3,005,131 309,322 $103,055 4.1% -0.2% $601,260 10.4% -0.6% 18,788 | 6.1% 9,693 | 3.1% 15,063 | 4.9% $110,939 26.6% North Dakota (2) 12.2% 238,906 16,957 $78,087 1.8% 0.9% $302,534 3.5% 4.6% 0 | 0.0% 124 | 0.7% 126 | 0.7% $102,190 21.7% Rochester, MN 9.5% 229,077 11,638 $85,213 2.2% 5.5% $321,789 9.9% 0.5% 328 | 2.8% 109 | 0.9% 322 | 2.8% $124,857 22.1% Other Mountain West (3) 8.4% 347,409 16,262 $73,044 2.6% 1.1% $386,142 10.7% 1.9% 1,181 | 7.3% 697 | 4.3% 701 | 4.3% $89,483 23.4% Omaha, NE 5.7% 983,969 83,683 $81,376 2.7% 2.5% $287,858 6.3% 3.6% 2,053 | 2.5% 2,388 | 2.9% 3,698 | 4.4% $103,152 21.1% St. Cloud, MN 5.4% 202,577 16,266 $73,963 2.6% 1.5% $302,422 3.5% 2.4% 297 | 1.8% 70 | 0.4% 73 | 0.4% $93,788 21.4% Fort Collins, CO 3.3% 370,771 19,577 $88,182 3.7% 0.9% $570,274 13.6% 0.8% 2,945 | 15.0% 423 | 2.2% 770 | 3.9% $121,277 25.1% Portfolio Wtd Avg (4) 100.0% $89,859 3.0% 0.9% $412,089 8.0% 1.4% 4.4% 2.1% 3.1% $106,248 23.1% Note: Multifamily data as of Q3 2024. Economic and demographic data as of 10/30/24. Median household income, unemployment rate, 3-month avg job growth, median home value, CSR avg annual income, and CSR rent-to-income ratio for North Dakota and Other Mountain West are weighted by NOI contribution of metropolitan area; market vacancy, rent growth, trailing 12-month net deliveries % of stock, forecasted next 12-month net deliveries % of stock and homes under construction % of stock are weighted by total inventory of homes in each market. All other data is summation of each market Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar 1. Q3 2024 multifamily only 2. Includes Bismarck, ND and Grand Forks, ND 3. Includes Billings, MT and Rapid City, SD 4. Weighted by region % of NOI 5. YTD household approved applicants as of 9/30/24 INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE ▪ 757k apartment homes in CSR portfolio markets, set against 23M total apartment homes in United States ▪ Centerspace resident rent-to-income ratio of approximately 21%-27% by market compares to 30% United States median rent-to-income ratio INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

centerspacehomes.com INNOVATION – RENTAL AFFORDABILITY VS HOMEOWNERSHIP & INCOME GROWTH PROVEN EXECUTION 18 ▪ Homeownership affordability has grown increasingly difficult, as borrowing costs have increased while home prices remain near peak values ▪ Home ownership (PITI) in CSR markets now costs 93% more than renting in a CSR community ▪ This dynamic has led to higher retention, which is at 58% YTD through September ▪ While market rents have grown at a healthy clip recently, resident incomes have grown even more ▪ Income growth has outpaced market rental rate growth by 9% in CSR markets on average, exceeding the national average of 5% Source: FRED, Zillow, Forbes, Tax Foundation, Bankrate.com, CoStar Note: CSR data as of Q3 2024. PITI is weighted by Q3 2024 CSR NOI exposure and is based on market level typical home prices, current state level average insurance and property tax rates, and national level mortgage and, when applicable, PMI rates. Full year datapoints are an average of all twelve months. 2024YTD results are through September 2024 11% 10% 9% 8% 8% 7% 3% 1% 9% 5% Income Growth Has Outpaced Rent Growth in CSR Markets Median Household Income Growth Minus Rent Growth: 2017 Q3 to 2024 Q3 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 2023 2024YTD M on th ly P ay m en t Rent Vs. Own Affordability Gap in CSR Markets PITI (10% Down Pmt) PITI (20% Down Pmt) CSR Avg Scheduled Rent

centerspacehomes.com GEOGRAPHIC DIFFERENTIATION INNOVATION – DEMOGRAPHICS VS HOUSING DELIVERIES ARE ATTRACTIVE PROVEN EXECUTION 19 ▪ New household formations exceed supply deliveries by over 5MM since 2011 ▪ Population demographics indicate continued strong demand of individuals in their primary renting years (20-35) ▪ New construction starts started to fall in 2022 and will lead to lower deliveries going forward Source: FRED, US Census Bureau, US Dept. of Housing and Urban Development Note: Housing Supply and Household Formation Data through Sept 2024; CSR Data as of Q32024 CSR Avg Accepted Applicant Age = 33 Avg age of first time homebuyer = 38 0 1,000 2,000 3,000 4,000 5,000 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 Po pu la ti on (0 00 s) Age US Population by Age 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 Ja n 20 21 M ar 2 02 1 M ay 2 02 1 Ju l 2 02 1 Se p 20 21 N ov 2 02 1 Ja n 20 22 M ar 2 02 2 M ay 2 02 2 Ju l 2 02 2 Se p 20 22 N ov 2 02 2 Ja n 20 23 M ar 2 02 3 M ay 2 02 3 Ju l 2 02 3 Se p 20 23 N ov 2 02 3 Ja n 20 24 M ar 2 02 4 M ay 2 02 4 Ju l 2 02 4 Se p 20 24 St ar ts (0 00 s) US Housing Starts (SAAR) Suggest New Supply to Decrease - 1,000 2,000 3,000 4,000 5,000 6,000 (500) - 500 1,000 1,500 2,000 2,500 C um ul at iv e H ou si ng S ho rt fa ll (0 00 s) Fo rm an ti on s/ C om pl et io ns (0 00 s) Year US Housing is Structurally Undersupplied Household Formations (LHS) Unit Completions (LHS) Cumulative shortfall since 2011 (RHS)

centerspacehomes.com 20 INNOVATION – SUPPLY/DEMAND DYNAMIC EXPECTED TO BECOME A TAILWIND 0 2,000 4,000 6,000 8,000 10,000 12,000 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Combined CSR Markets Net Deliveries Historical Avg Absorption (T5Y) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Minneapolis Net Deliveries Historical Avg Absorption (T5Y) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Denver Net Deliveries Historical Avg Absorption (T5Y) Source: CoStar Note: Combined CSR Markets data based on all MSAs in which Centerspace operates. Net Deliveries through 3Q 2024 are based on historical data. Net deliveries after that point are based on CoStar projections. Historical average absorption data is based on average quarterly absorptions from 4Q 2019 through 3Q 2024 ▪ We are past the peak of new deliveries for our combined portfolio – supply additions are expected to decrease going forward ▪ Demand, as measured by historical absorption, is expected to be above deliveries for 2025 and 2026 ▪ This changing dynamic should benefit the forward growth profile of our markets

centerspacehomes.com 21 ▪ Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates, with bad debt at 0.39% YTD through September ▪ Centerspace’s portfolio has the lowest weighted average unemployment rate among public multifamily companies ▪ Less competition from new supply allows the ability to push rents while maintaining occupancy ▪ Among public multifamily companies, Centerspace’s markets have the second lowest number of homes under construction as a percentage of total market inventory Source: S&P Capital IQ, CoStarSource: S&P Capital IQ, BLS INNOVATION – PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT & SUPPLY Creditworthiness of residents produces strong rent collection rates; low unemployment in Centerspace portfolio markets can insulate performance in recessionary conditions Measured supply pipeline in Centerspace portfolio markets allows the ability to drive rent growth and retain occupancy 3.3% 3.7% 3.7% 3.8% 3.8% 4.0% 4.1% 4.5% 4.6% 5.2% CSR MAA NXRT CPT IRT UDR United States AVB EQR ESS September 2024 Weighted Average Unemployment Rate State Unemployment Rate Weighted by Home Count 2.8% 2.8% 3.7% 3.9% 4.4% 4.6% 5.6% 5.8% 6.5% CSR ESS EQR AVB UDR IRT CPT MAA NXRT Q3 2024 Weighted Average Under Construction % of Inventory MSA Under Construction % Weighted by Home Count

centerspacehomes.com 0 20 40 60 80 100 120 140 160 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 2021 2022 2023 2024 YTD 2018-2024 Value Add Spend Actual Spend Achieved Premium U/W Cumulative Premium 1. Includes unit renovations, common area renovations, and other value add projects and calculated as incremental NOI divided by a 6.0% cap rate, net of capital investment. Incremental NOI of $19.3mm calculated as total cost-to-date at 10/31/2024 of $126.0mm, multiplied by ROI of 15.3% 2. Midpoint of $23.0mm-25.0mm range noted in most recent FFO Guidance released with Q3 2024 earnings Centerspace’s past and current projects have generated a 15.3% return on investment, resulting in over $195 million of incremental value creation(1) Blended U/W premium through 2024 was $112 per unit, achieved $135 Spend increased from $2.7mm in 2018 to $29.4mm in 2023, with $24.0mm(2) projected in 2024 INNOVATION – HISTORICAL VALUE-ADD GROWTH 22

centerspacehomes.com 23 71.52 62.02 54 56 58 60 62 64 66 68 70 72 Centerspace ORA Score National Property Average ORA Score 2024 J Turner ORA Score (As of 10/1/2024) ORA TOP PERFORMER Red 20 Apartments in Minneapolis, MN was named to the 2023 Elite 1% in the J Turner Research 2023 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. *Reflects all properties in the portfolio as of the reporting date Red 20 SERVICE – ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL 3.38 3.52 3.56 3.61 3.81 3.91 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4 1/1/2020 1/1/2021 1/1/2022 1/1/2023 1/1/2024 10/1/2024 LIFETIME AVERAGE REPUTATION SCORES (As of 10/1/2024)

centerspacehomes.com 24 ENVIRONMENTAL SOCIAL GOVERNANCE • Published fifth annual ESG report, prepared in alignment with GRI 2024 Universal Standards & Topic Standards • Achieved 81% energy usage data coverage, surpassing 2027 goal of 75% • Submitted our second annual GRESB submission in 2023 and increased our score 15%, from 55 in year one to 63 in year two • Implemented smart home technology at 68% of Centerspace communities (1) • Maintain a Supermajority Independent Board with 88% of board members being independent (2) • Senior leadership team is 59% female and Board of Trustees is 63% female • Received a #1 governance score from Institutional Shareholder Services • Donated $75,710 to national, regional, and diversity-promoting charities in 2023 • Named a Top Workplace by the Minneapolis Star Tribune for the fifth consecutive year in 2024 • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed 2,623 volunteer hours in 2023 LEADING ORGANIZATION IN DIVERSITY, EQUITY, AND INCLUSION TOP WORKPLACE FOR FIVE CONSECUTIVE YEARS SEVEN MADACS AWARDS IN 2024 ENGAGEMENT – ESG HIGHLIGHTS AWARDS & RECOGNITION 1. As of Oct 31, 2024 2. As of Nov 15, 2024

centerspacehomes.com 25 EXECUTIVE MANAGEMENT TEAM Anne Olson President & CEO Bhairav Patel EVP & CFO ISS rated top score of 1 - indicating highest quality corporate governance practices and lowest governance risk SENIOR LEADERSHIP TEAM Susan Picotte SVP, Asset Management & Operations Support Jim Mitchell VP, Facilities Kelly Weber SVP, Strategic Services Grant Campbell SVP, Investments & Capital Markets Jean Denn SVP, Operations Julie Ellis SVP, Chief Accounting Officer Julie Letner SVP, Talent and Culture Brad Abel SVP, Information Technology Joe McComish VP, Finance ENGAGEMENT – BEST-IN-CLASS GOVERNANCE

centerspacehomes.com GEOGRAPHIC DIFFERENTIATION VALUE KEY TAKEAWAYS PROVEN EXECUTION 26

centerspacehomes.com 27 APPENDIX

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 29 RECONCILIATION TO NON-GAAP MEASURES UpdatedRECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Consists of $37,000 in associated trial costs related to the litigation matter for the nine months ended September 30, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023. 2. Consists of (gain) loss on investments and one-time professional fees. (in thousands) Three Months Ended Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Funds From Operations Net (loss) income available to common shareholders $ (6,166) $ (2,903) $ (5,512) $ (9,764) $ 6,167 $ (14,581) $ 44,661 Adjustments: Noncontrolling interests – Operating Partnership and Series E preferred units (1,095) (561) (1,079) (1,917) 1,204 (2,735) 9,058 Depreciation and amortization 26,084 25,714 27,012 26,617 24,697 78,810 75,061 Less depreciation – non real estate (81) (82) (85) (85) (56) (248) (236) Less depreciation – partially owned entities (25) (25) (24) (22) (20) (74) (58) Impairment of real estate investments - - - 5,218 - - - Loss (gain) on sale of real estate - - 577 82 (11,235) 577 (71,323) FFO applicable to common shares and Units $ 18,717 $ 22,143 $ 20,889 $ 20,129 $ 20,757 $ 61,749 $ 57,163 Adjustments to Core FFO: Non-cash casualty (recovery) loss (632) 191 702 535 854 261 815 Interest rate swap amortization 171 173 197 315 324 542 621 Amortization of assumed debt 263 263 263 136 (116) 789 (348) Severance and transition related costs - - - (10) - - 3,180 Loss on litigation settlement and associated trial costs(1) - - 37 1,035 34 37 3,235 Redemption of preferred shares 3,511 - - - - 3,511 - Other miscellaneous items(2) (61) 31 (42) (35) (129) (72) (97) Core FFO applicable to common shares and Units $ 21,969 $ 22,801 $ 22,046 $ 22,105 $ 21,724 $ 66,817 $ 64,569 FFO applicable to common shares and Units $ 18,717 $ 22,143 $ 20,889 $ 20,129 $ 20,757 $ 61,749 $ 57,163 Dividends to preferred unitholders 160 160 160 160 160 480 480 FFO applicable to common shares and Units - diluted $ 18,877 $ 22,303 $ 21,049 $ 20,289 $ 20,917 $ 62,229 $ 57,643 Core FFO applicable to common shares and Units $ 21,969 $ 22,801 $ 22,046 $ 22,105 $ 21,724 $ 66,817 $ 64,569 Dividends to preferred unitholders 160 160 160 160 160 480 480 Core FFO applicable to common shares and Units - diluted $ 22,129 $ 22,961 $ 22,206 $ 22,265 $ 21,884 $ 67,297 $ 65,049 Per Share Data Net income (loss) per share and Unit - diluted $ (0.40) $ (0.19) $ (0.37) $ (0.65) $ 0.41 $ (0.96) $ 2.96 FFO per share and Unit - diluted $ 1.01 $ 1.23 $ 1.16 $ 1.11 $ 1.15 $ 3.40 $ 3.15 Core FFO per share and Unit - diluted $ 1.18 $ 1.27 $ 1.23 $ 1.22 $ 1.20 $ 3.68 $ 3.56 Weighted average shares - basic 15,528 14,972 14,922 15,013 14,989 15,143 14,988 Effect of redeemable operating partnership Units for FFO and Core FFO 818 835 854 862 908 836 943 Effect of Series D preferred units for FFO and Core FFO 228 228 228 228 228 228 228 Effect of Series E preferred units for FFO and Core FFO 2,053 2,062 2,078 2,087 2,093 2,064 2,105 Effect of dilutive restricted stock units and stock options for FFO and Core FFO 49 32 20 31 28 32 23 Weighted average shares and Units - diluted 18,676 18,129 18,102 18,221 18,246 18,303 18,287

centerspacehomes.com 30 Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Consists of $37,000 in associated trial costs related to the litigation matter for the six months ended June 30, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023. 2. Consists of (gain) loss on investments and pursuit costs. (in thousands) Three Months Ended Nine Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023 9/30/2024 9/30/2023 Adjusted EBITDA Net income (loss) attributable to controlling interests $ (1,048) $ (1,296) $ (3,905) $ (8,157) $ 7,774 $ (6,249) $ 49,482 Adjustments: Dividends to Series D preferred unitholders 160 160 160 160 160 480 480 Noncontrolling interests – Operating Partnership and Series E preferred units (1,095) (561) (1,079) (1,917) 1,204 (2,735) 9,058 Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units $ (1,983) $ (1,697) $ (4,824) $ (9,914) $ 9,138 $ (8,504) $ 59,020 Adjustments: Interest expense 8,932 9,318 9,193 8,900 8,542 27,443 27,473 Depreciation and amortization related to real estate investments 26,059 25,689 26,988 26,595 24,675 78,736 74,997 Impairment of real estate - - - 5,218 - - - Non-cash casualty (recovery) loss (632) 191 702 535 854 261 815 Interest income (558) (462) (280) (316) (187) (1,300) (527) (Gain) loss on sale of real estate - - 577 83 (11,235) 577 (71,323) Severance and transition related costs - - - (10) - - 3,180 Loss on litigation settlement and associated trial costs(1) - - 37 1,035 34 37 3,235 Other miscellaneous items(2) (61) 31 (42) (35) (129) (72) (97) Adjusted EBITDA $ 31,757 $ 33,070 $ 32,351 $ 32,091 $ 31,692 $ 97,178 $ 96,773

centerspacehomes.com 31 Reconciliations of Operating Income to Net Operating Income Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES Revised Outlook Nine Months Ended 12 Months Ended (in thousands) 9/30/2024 12/31/2024 12/31/2024 Actual Low High Operating income $ 17,617 $ 22,030 $ 24,380 Adjustments: General and administrative and property management expenses 19,735 27,000 26,500 Casualty loss 918 1,350 1,250 Depreciation and amortization 78,810 106,098 105,298 Loss on sale of real estate and other investments 577 600 575 Loss on litigation settlement and associated trial costs - 75 50 Net Operating Income $ 117,657 $ 157,153 $ 158,053